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                                                                   EXHIBIT 10.36
                               SECURITY AGREEMENT

1. IDENTIFICATION.
   ---------------

            This Security Agreement (the "Agreement"), dated February 6, 2004, is entered into by and between Genius Products, Inc., a Nevada corporation ("Debtor"), and Wachovia Bank, National Association, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on SCHEDULE A hereto (collectively, the "Lenders").

2. RECITALS.
   ---------

    2.1 The Lenders have made loans to Debtor (the "Loans") in the aggregate principal amount of ____________________ Dollars ($___________).

    2.2 The Loans are evidenced by those certain Secured Promissory Notes described on Schedule A hereto ("Notes") and executed by Debtor as the "Borrower" thereof, for the benefit of each individual Lender as the "Holder" thereof.

    2.3 In order to induce Lenders to make the Loans, and as security for Debtor's performance of its obligations under the Notes and as security for the repayment of the Loans and any and all other sums due from Debtor to Lender, including all of the Debtor's obligations arising under the Notes (collectively, the "Obligations"), Debtor, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, has agreed to grant to the Collateral Agent, for the benefit of the Lenders, a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth.

    2.4 The Lenders have appointed Wachovia Bank, National Association, as Collateral Agent pursuant to that certain Collateral Agent Agreement of even date herewith ("Collateral Agent Agreement") among the Lenders and Collateral Agent.

3. GRANT OF GENERAL SECURITY INTEREST IN COLLATERAL.
   -------------------------------------------------

    3.1 As security for the Obligations, Debtor hereby grants the Collateral Agent, for the benefit of the Lenders, a first priority security interest in and first priority lien on the Collateral.

    3.2 "Collateral" shall mean all now owned right, title and interest of Debtor in Debtor's digitally remastered classic movie masters as described in SCHEDULE B and any and all proceeds arising therefrom.





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     3.3 The Collateral Agent is hereby specifically authorized, after an Event of Default, to transfer any Collateral into the name of the Collateral Agent and to take any and all action deemed advisable to the Collateral Agent to remove any transfer restrictions affecting the Collateral.

4. PERFECTION OF SECURITY INTEREST.
   --------------------------------

    Debtor shall deliver to the Collateral Agent UCC-1 Financing Statements suitable for filing in the State of Nevada ("Financing Statements") relating to the security interest in and lien on Debtor's right, title and interest in and to the Collateral. Debtor hereby authorizes the Collateral Agent to file such Financing Statements at the Debtor's expense, in such filing locations as the Collateral Agent deems appropriate.

5. DISTRIBUTION ON LIQUIDATION.
   ----------------------------

    If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall deliver same to the Collateral Agent to be applied to the Obligations then due, in accordance with the terms hereof.

6. FURTHER ACTION BY DEBTOR; COVENANTS AND WARRANTIES.
   ---------------------------------------------------

    6.1 Collateral Agent at all times shall have a perfected, first priority security interest in the Collateral. Subject to the security interest described herein and until acceleration of the Obligations following an Event of Default, Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. Collateral Agent's security interest in and lien on the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Collateral Agent. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Collateral Agent to establish, maintain and continue the perfected security interest of Collateral Agent in the Collateral.

     6.2 Other than in the ordinary course of business, and except for Collateral which has become obsolete or is of inconsequential value, Debtor will not sell, transfer, assign, or pledge the Collateral (or allow any such items to be sold, transferred, assigned or pledged), or divest itself of any rights arising in connection with the Collateral, without the prior written consent of Collateral Agent. The Collateral Agent will at all times ensure that the value of the Collateral remains equivalent to its value upon the date of execution of this Agreement. Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Collateral Agent consents to any sale of the Collateral, except as provided herein.

     6.3 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

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7. PERFORMANCE BY THE COLLATERAL AGENT.
   ------------------------------------

If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Collateral Agent may, after the expiration of any applicable grace and/or cure period, at any time or times in its discretion, take action to effect performance of such obligation. No discretionary right, remedy or power granted to the Collateral Agent under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Collateral Agent with respect thereto, such rights, remedies and powers being solely for the protection of the Collateral Agent.

8. EVENT OF DEFAULT.
   -----------------

     8.1 An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined in the Notes. Upon and after any Event of Default, after the expiration of any applicable grace and/or cure period, , any or all of the Obligations shall, at the option of the Majority in Interest (as defined in the Collateral Agency Agreement), become immediately due and payable to the Collateral Agent, for the benefit of the Lenders, and the Collateral Agent may dispose of Collateral as provided below. A default by Debtor of any of its obligations pursuant to this Agreement shall be deemed an Event of Default hereunder and an event of default as defined in the Obligations.

     8.2 If an Event of Default occurs at the Maturity Date as defined in the Notes, the Lenders have the option to convert the principal loan balance plus any accrued interest to Genius' common stock at the lower of $1.00 per share or 60% of the bid price on the maturity date of the Notes.

9. DISPOSITION OF COLLATERAL.
   --------------------------

            Upon and after any Event of Default which is then continuing,

     9.1 The Collateral Agent may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Collateral Agent shall have all of the rights and remedies of a lender upon default under the Uniform Commercial Code then in effect in the State of New York.

     9.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, fifteen (15) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

                                       3





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     9.3 All cash proceeds received by the Collateral Agent for the benefit of the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Collateral Agent incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Collateral Agent to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. Each Lender may purchase the Collateral and pay for such purchase by offsetting any sums owed to such Lender by Debtor arising under the Obligations or any other source.

10. MISCELLANEOUS.
    --------------

     10.1 NOTICES. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the others by the giving of notice in the manner provided herein):

          To Debtor:                            Genius Products, Inc.
                                                11250 El Camino Real, Suite 100
                                                San Diego, CA 92130
                                                Attn:  Klaus Moeller, CEO
                                                Phone: (858) 793-8840
                                                Fax: (858) 793-8842

          To Lenders:                           To the addresses and fax numbers
                                                set forth on SCHEDULE A hereto

          To the Collateral Agent:  Wachovia Bank, National Association
                                                1426 Main St., 17th Floor
                                                Mail Code SC 8358
                                                Columbia, SC 29201
                                                Attention: Toni B. Shumpert
                                                Phone:  (803) 765-3585
                                                Fax: (803) 765-3588

            Any party may change its address by written notice in accordance with this paragraph.

     10.2 TERM; BINDING EFFect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns.

                                       4





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     10.3 CAPTIONS. The captions of Paragraphs, Articles and Sections in this
Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     10.4 GOVERNING LAW; VENUE; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

     10.5 COUNTERPARTS/EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  [Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Security
Agreement, as of the date first written above.

"DEBTOR"                                     "THE COLLATERAL AGENT"
GENIUS PRODUCTS, INC.,                       WACHOVIA BANK,
a Nevada corporation                         NATIONAL ASSOCIATION

By:                                          By:
    -----------------------------------            ----------------------------
       Klaus Moeller
                                                    ---------------------------
Its:  Chief Executive Officer                 Its:
                                                    ---------------------------

                             APPROVED BY "LENDERS":

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

                                                             - "LENDER"
------------------------------------------------------------

By:
    --------------------------------------------------------------------

Its:
      ------------------------------------------

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                         SECURITY AGREEMENT - SCHEDULE A

LENDERS                                            PRINCIPAL AMOUNT OF
                                                   SECURED PROMISSORY NOTES

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]

[Name                                              $
                                                    -----------------------
Address
Phone/Fax]





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                         SECURITY AGREEMENT - SCHEDULE B

              DIGITALLY REMASTERED AMERICAN MOVIE CLASSICS MASTERS

Cult Classics (Coll. 1)
    o           The Atomic Brain
    o           The Brain That Wouldn't Die
    o           Carnival of Souls
    o           Night Tide

Cult Classics (Coll. 2)
    o           Dementia
    o           Frozen Alive
    o           The Screaming Skull
    o           Jesse James Meets Frankenstein's Daughter

Bela Lugosi Classics (Coll. 1)
    o           The Ape Man
    o           Devil Bat
    o           The Human Monster
    o           White Zombie

Bela Lugosi Classics (Coll. 2)
    o           The Corpse Vanishes
    o           Invisible Ghost
    o           Phantom Ship
    o           Scared to Death

Boris Karloff Classics
    o           The Ape
    o           The Ghoul
    o           The Terror
    o           Dick Tracy Meets Grueson

Roger Corman Classics (Coll. 1)
    o           A Bucket of Blood
    o           Little Shop of Horrors
    o           The Terror
    o           The Wasp Woman





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                             SCHEDULE B (CONTINUED)

James Cagney Classics
    o           Blood On the Sun
    o           Time of Your Life
    o           Great Guy
    o           Something to Sing About

Edmond O'Brien Classics
    o           D.O.A.
    o           Admiral Was a Lady
    o           The Bigamist
    o           The Hitch Hiker

Cary Grant Classics
    o           Amazing Adventure
    o           His Girl Friday
    o           Penny Serenade
    o           Charade

Vivien Leigh Classics
    o           Dark Journey
    o           Fire Over England
    o           Sidewalks of London
    o           Storm in a Tea Cup

Gary Cooper Classics
    o           Fighting Caravans
    o           A Farewell To Arms
    o           Meet John Doe
    o           Stolen Jools

Great Detective Classics
    o           Ellery Queen in Mandarin Mystery
    o           Sherlock Holmes in the Triumph of Sherlock Holmes
    o           The Shadow in The Shadow Strikes
    o           Mr. Moto in Mr. Moto's Last Warning

Acknowledged:

WACHOVIA BANK, NATIONAL ASSOCIATION - "THE COLLATERAL AGENT"

By:
     -------------------------------------------------------
Its:
       -----------------------------------------------------

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